Exhibit 99.1
Acquisition of Place Properties September 14, 2005 Presentation to Stockholders

Table of Contents SECTION 1 Company Overview 3 SECTION 2 Transaction Overview 6 SECTION 3 Financial Summary of Transaction 21 APPENDIX Summary of Lease Terms

Forward-Looking Statements In addition to historical information, the information provided in this presentation contains forward-looking statements under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which Education Realty Trust operates, and management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from what is expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, the risk that the transaction described herein will not close on a timely basis, or at all, if certain conditions as set forth in the purchase agreement are not satisfied, changes in national and local economic conditions, financial difficulties of tenants, competitive market conditions including pricing of acquisitions and sales of properties and outparcels, changes in expected leasing activity and market rent, timing of acquisitions, development starts, obtaining governmental approvals, and meeting development schedules. For a discussion of additional risks and uncertainties that could cause actual results to differ from those contained in forward-looking statements, see the "Business - Risk Factors" section of Education Realty Trust's annual report on Form 10-K for the year ended December 31, 2004.

SECTION 1 Company Overview

Company Overview The leading pure play student housing company in the US Will own 39 off-campus student housing properties after closing the Place acquisition Manages 17 third party student housing communities and develops student housing properties on behalf of universities Leader and innovator in the student housing industry since 1964 Most experienced management team in student housing Executive team has worked together in student housing for a combined total of 165 years Owned portfolio pro forma Place Acquisition 39 owned student housing properties 25,395 beds Properties in 17 states serving 31 universities Management & Development Companies 17 assets and 9,409 beds managed for third parties Five third-party development projects with 3,633 beds One of the largest owners, managers of student housing in the US

Growth Opportunity in a Niche Market Steady growth in college enrollment 1.5 million new students by 2010 "Echo boom" demographics Aging, obsolete on-campus dorms Limited new supply Declining dorm capacity 7.5 million current beds 70% off-campus 30% on-campus $159 billion off-campus property value $23 billion per year rental market Highly fragmented private ownership Annual Enrollment Trends (In Thousands) Total enrollment in all degree-granting institutions: Fall 1989 to Fall 2014 Student Housing Market Ownership Source: Projections of Education Statistics to 2014. US Department of Education, National Center for Education Statistics Source: Company estimates

SECTION 2 Transaction Overview

Place Properties Acquisition Overview Education Realty Trust, Inc. (NYSE: EDR) has executed a definitive agreement to acquire 100% of 13 wholly owned student housing properties ("Properties") from Place Properties, L.P. ("Place") for total consideration of $195.0 million, including the assumption of debt (the "Transaction") Upon closing of the Transaction, EDR will solidify its position as the second largest student housing owner/operator and the leading pure play student housing company in the US 39 off-campus properties owned with 7,739 units/25,395 beds in 17 states 17 third-party communities under management with 9,409 beds in 11 states Five third-party development projects with 3,633 beds underway Immediately positions EDR as a leader in regional university markets, on top of its existing leadership position servicing national universities Regional universities expected to benefit disproportionately from growing student populations as size constraints at national schools limit their ability to accommodate increasing student enrollments Market dynamics at these regional universities moderate new entrant activity, limiting competitive pressures Each Place community is a leader in its respective market

Place Properties Acquisition Overview (Cont'd) EDR to leverage Place's expertise in regional university markets by retaining Place and its management team to continue to operate the properties through an innovative sale-leaseback structure Place's management team is the leader in servicing regional university markets and can leverage its existing wealth of market knowledge and university relationships in managing the Properties EDR "strengthens" its ownership platform without a corresponding increase in overhead EDR's asset management of the Properties in partnership with Place's property management activities provides opportunity to promote "best in class" practices Place to credit support its lease payments through a 5 year "evergreen" $5 million letter of credit that would be replenished if accessed, offering EDR downside protection

Place Properties Transaction Summary Acquiring Entity: Acquisition Cost: Price/Unit: Price/Bed: Price/SF: Cap Rate: Annual Base Lease Payment: Additional Upside For EDR: Security: Due Diligence: Expected Closing: 7.2% (nominal) $13.74 million 41% of excess revenue above a base hurdle 5 year "evergreen" $5.0 million line of credit to support lease obligations that would be replenished if accessed EDR has completed due diligence 4Q 2005 $125,563 33,084 89.84 (based on 1,553 units) (based on 5,894 beds) (based on approximately 2.2 million SF) Education Realty Trust, Inc. (NYSE: EDR) $195.0 million for 100% of Properties

Place Properties Portfolio Overview Clemson Place Clemson University 288 Beds Berkeley Place Clemson University 480 Beds Cape Place Southeast Missouri State University 360 Beds Carrollton Place State University of West Georgia 336 Beds River Place State University of West Georgia 504 Beds Clayton Place I & II Clayton College & State University 854 Beds Jacksonville Place Jacksonville State University 504 Beds Macon Place Macon State College 336 Beds Martin Place University of Tennessee at Martin 384 Beds Murray Place Murray State University 408 Beds Statesboro Place Georgia Southern University 528 Beds Troy Place Troy State University 408 Beds Western Place Western Kentucky University 504 Beds Place Properties Portfolio Summary No. of Properties 13 No. of Units 1,553 No. of Beds 5,894 Square Feet 2,170,501 No. of States 6 Universities Served 11 Avg. Dist. From Campus 0.7mi Fall 2005 Occupancy 96%

Strategic Rationale Scale Solidifies position as second largest owner/operator of student housing properties in US based on number of beds Gives EDR a leadership position in attractive regional university markets, deepening EDR's addressable universe of target opportunities beyond national universities Expands presence to nine new universities establishes new relationships with universities that help source additional acquisitions and secure third-party management and development services contracts Attractive underlying real estate value Purpose built, new generation, garden style apartment communities with 100% private bedroom/bathroom configurations Premier locations in close proximity to campuses Leading properties in their respective markets Acquisition at significant discount to replacement value High, stable occupancy permits rent growth Cost effective expansion of management platform and talent base through use of Place management team Agreement with Place leverages their expertise in managing assets in regional university markets Opportunity to promote "best in class" practices between EDR and Place Lease structure provides EDR with significant management oversight of the portfolio quarterly review of operating budget and active participation in lease-up strategy $5 million line of credit collateralized lease payments financial operating covenants provide for potential early termination of lease percentage rents permit participation in upside for EDR while maintaining incentives for the Place management team

Combined EDR-Place Portfolio Snapshot Texas Tech University 2.9% TX 2.9% OH 2.0% MI 3.4% SC 7.2% NC 3.8% KS 2.8% AZ 7.6% IN 3.8% PA 3.9% TN 7.7% KY 4.7% GA 13.3% FL 21.5% OK 2.9% Florida State University 10.3% University of South Florida 3.9% Penn State University 3.9% Purdue University 3.8% University of Arizona 7.6% Western Michigan University 3.4% University of Florida 4.4% NC State University 3.8% Oklahoma State University 2.9% MO 4.1% Combined Properties Summary Total No. of Properties 39 Total No. of Beds 25,395 MS 2.5% Western Kentucky University 3.1% Clemson University 5.3% State University of West Georgia 3.3% Clayton College & State University 3.4% AL 5.9% (Percentages based on number of beds) Percentage Breakdown of Beds by State Above 10% 5-10% Below 5% Middle Tennessee State University 3.4%

Leading National Owner/Operator The Place transaction gives EDR additional scale, firmly positioning it as the second largest owner of off-campus student housing properties Number of Owned Properties 1 Number of Owned Beds 1 Notes: 1 Includes the five properties that GCT acquired since their 2Q 2005 company filing.

Leading National Owner/Operator Notes: 1 Based on 2Q 2005 revenues from company filings; 36.3% of GCT's revenues come from military housing 2 Based on 2Q 2005 revenues from company filings pro forma for the Sterling Arbors acquisition and lease payments from Place acquisition EDR's focused business strategy strengthens its position as leading "pure-play" in the student housing space GMH Communities (GCT) 1 97.8% 2.2% Education Realty (EDR) 2 American Campus Communities (ACC) 1 89.5% 10.5% Revenue Breakdown

Place Properties Overview-Portfolio The Place portfolio is newly built, located in close proximity to the universities served and offers upside through high flow through rent growth Place Properties Portfolio

Place Properties Overview-Universities The universities that the Place properties serve have below average on-campus housing capacity and are experiencing above average enrollment growth Note: 1 National average on-campus housing capacity from College Planning & Management 2 National average enrollment growth from National Center for Education Statistics (NCES) On-Campus Housing Capacity Enrollment Growth (2003-2004) 1 2

Implied Cap Rate Analysis 8.0% 5.0% 7.2% Place implied cap rate 5.7% Multifamily composite cap rate 1 Implied cap rate of Place transaction in line with recent student housing acquisitions and significantly better than precedent multifamily deals Notes: 1 From Greenstreet Advisors Apartment REITs:1Q05 Update adjusted for capex assumptions

Student Housing Properties-Replacement Cost The Place portfolio is being acquired at a significant discount to current replacement cost, which reflects the high cost of construction that can limit growth in supply Replacement Cost/Bed 1 vs Place Price/Bed $38,000 Note: 1 Based on EDR management estimates $33,084 15% Premium

Lessee - Place Properties, L.P. Headquartered in Atlanta, GA, Place is one of the country's largest owners, operators and developers of student housing and related facilities and is the leader in servicing regional university markets 13 properties/5,894 beds currently owned 26 properties/13,051 beds under management Place has provided development, financing and management solutions since 1998 developed nearly 13,000 beds serving more than 17 colleges and universities arranged more than $315 million of tax-exempt, non-recourse financing for on-campus housing and related projects and over $233 million of taxable financing for off-campus student housing projects Multifaceted senior management team has experience not only in real estate development, but also in financial markets, marketing and management Place Management Group, Place's in-house property management team, enables it to be a more active and accountable participant in the operations and management of student housing facilities for its college and university customers and for its investment partners WebRoomz is Place's proprietary web-based software system that provides housing management solutions. Developed over the last several years, WebRoomz is the first ever real-time student housing reservation software and enables college students to reserve their room and roommates over the internet, in real-time

EDR Oversight of Place Portfolio EDR Executive Management Asset Control Accounting EDR Senior Asset Manager Residence Life Human Resources Maintenance & Engineering Sales and Marketing Vice President Place Property Management Legal EDR Place Director of Public Relations Director of Facilities and Renovation Director of Leasing Solutions Assistant Director of Facilities Management Regional Property Manager Regional Property Manager Regional Property Manager Regional Property Manager

SECTION 3 Financial Summary of Transaction

Sources and Uses Notes: 1 Estimated and includes defeasance of mortgages by EDR on Berkeley Place, Carrollton Place and Statesboro Place 2 Estimated and includes all legal, accounting and advisory fees to close transaction

EDR Financing Strategy Equity Investment Financing Capacity to fully finance transaction from Line of Credit Ability to fund using permanent capital Assumed Mortgage Debt $128.3 million of Place debt will be outstanding at close, of which EDR intends to: defease $29.7 million at an estimated cost of $4.7 million (Berkeley, Carrollton and Statesboro) assume $98.7 million (encumbers nine of the 13 properties) New CMBS financing may encumber up to four properties that have debt prepaid/defeased

APPENDIX Summary of Lease Terms

Lease Terms Lease Term Base Rent: Capex: Percentage Rents: Security: Cross-Collateralization: Right of Sale: Lease Extension: Right to Terminate Lease: Initial lease term of five years with options for extension based on performance $13.74 million/year for years one through five EDR to fund capex reserve estimated at $125/bed/year Revenue above the revenue hurdle (defined below) to be split between EDR and Place - Revenue hurdle is $23.5 million in year one and increases 1% annually - EDR receives 41% of excess revenue "Evergreen" $5.0 million to credit support rent obligations if cash flows fall short Properties cross-collateralized for lease payment protection EDR has free right of sale or assignment of properties. However, the lease and management agreement may not be terminated in the first three years of the initial five-year lease term, unless Place defaults under other lease terms, and EDR may be required to pay a termination fee if it terminates in years four through six (year six only applicable if lease renewed) Three five-year lease extension options with base rent and capex adjusted according to cumulative change in CPI over preceding five years. Lease subject to a quarterly coverage test (in arrears), NOI after capex reserve of 1.05x rent EDR has right to terminate lease if lease coverage falls below 1.05x of the base rent for eight consecutive quarters after six months from the closing of Transaction. In the event lease coverage falls below 0.80x for two consecutive quarters, EDR has right to terminate lease